ACCRUALS AND OTHER PAYABLES - Summary of accruals and other payables (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Current:
Accrued research and development expenses	$ 2,528	$ 3,715
Employee salary and benefits	3,273	2,778
Accrued legal expenses	1,812	1,595
Accrued other administrative expenses	3,515	5,530
Accounts Payable	4,640	3,205
Total accruals and other payables	$ 15,768	$ 16,823